FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 18, 2018
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2018

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2018. Please review these matters carefully.

*  *  *  *

Subject to the limitations and eligibility requirements disclosed in a Fund’s Prospectus and this Statement of Additional Information and to any conversion procedures, including shareholding periods and/or conversion charges, the shares of each Fund may be converted as follows. You may convert Class A shares, Class C shares and Class T shares of a Fund and Class Y shares of Fund of America having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same fund. You also may convert Class C shares of a Fund into Class A shares, Class I shares or (in the case of Fund of America only) Class Y shares of the same Fund, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Effective March 1, 2019, Class C shares of a Fund automatically convert to Class A shares of that Fund ten years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, a Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. A Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. In certain situations (beginning July 1, 2018), individual shareholders also may be able to elect to convert their Class C shares held longer than ten years to Class A shares where the conversions are initiated by intermediaries and with the approval of the Distributor. Shareholders should contact their intermediary for more information concerning the availability of a conversion from Class C shares to Class A shares. Assuming you meet the Class T eligibility requirements, you may convert Class A shares, Class I shares and Class C shares of each Fund and Class Y shares of the Fund of America to Class T shares of the same Fund once Class T shares become available. Assuming you meet the Class R3, Class R4, Class R5 and Class R6 eligibility requirements, you may convert shares of any other class to Class R3, Class R4, Class R5 and Class R6 shares of the same Fund. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and generally should not result in the realization of income or gain for federal income tax purposes. The Funds reserve the right to refuse any conversion requests. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

*  *  *  *

Commodities (such as physical metals) are valued at their evaluated mean prices at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

*  *  *  *

The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2018. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Statement of Additional Information entitled “Fund Shares” and “Computation of Net Asset Value” appearing on pages 59-60.